UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2018 (January 31, 2018)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On January 31, 2018, OceanFirst Financial Corp. (the “Company”) issued a press release announcing the completion of the Company’s previously announced acquisition (the “Transaction”) of Sun Bancorp, Inc., a New Jersey corporation (“Sun”), pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 2017, by and among the Company, Mercury Merger Sub Corp., a New Jersey corporation and a wholly-owned subsidiary of the Company, and Sun. A copy of the press release announcing the completion of the Transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of OceanFirst Financial Corp., dated January 31, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of OceanFirst Financial Corp., dated January 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 1, 2018

OCEANFIRST FINANCIAL CORP.

/s/ Steven J. Tsimbinos
Name:	Steven J. Tsimbinos
Title:	Executive Vice President, General
Counsel & Corporate Secretary